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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         ------------------------------

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 30, 2004

                         ------------------------------

                                GATX Corporation
             (Exact Name of Registrant as Specified in its Charter)

           New York                        1-2328                36-1124040
(State or other jurisdiction of       (Commission File          (IRS Employer
        incorporation)                     Number)           Identification No.)

            500 West Monroe Street
               Chicago, Illinois                       60661-3676
   (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (312) 621-6200

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits
                  99.1   GATX Corporation press release dated January 30, 2004.
                  99.2   Transcript of conference call held on January 30, 2004.

ITEM 9. REGULATION FD DISCLOSURE (ITEM 12, RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure." The information in the Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On January 30, 2004, GATX Corporation issued a press release and held a conference call that included unaudited financial statements and supplemental financial information for its fourth quarter and full year ended December 31, 2003. A copy of the press release and a transcript of the call are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                          GATX CORPORATION
                                                      ------------------------
                                                            (Registrant)

                                                          /s/ Brian Kenney
                                                      ------------------------
                                                           Brian A. Kenney
                                                      Senior Vice President and
                                                       Chief Financial Officer
                                                      (Duly Authorized Officer)

Date: February 4, 2004

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                                INDEX TO EXHIBITS

Exhibit No.                                                 Method of Filing
-----------                                                 ----------------
   99.1           GATX Corporation press release          Filed Electronically
                  dated January 30, 2004.

   99.2           Transcript of conference call held      Filed Electronically
                  on January 30, 2004.